UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

Blackstone Private Credit Fund

(Exact name of registrant as specified in its charter)

Delaware	814 - 01358	84-7071531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue, 31st Floor New York, NY	10154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 503-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

As of November 19, 2020, the following investments were purchased or committed to by Goldman Sachs Bank USA (the “Financing Provider”) under the facility agreement between the Financing Provider and Blackstone Private Credit Fund (the “Fund”), dated November 2, 2020 (as amended or restated from time to time, the “Facility Agreement”), previously described in the Fund’s Quarterly Report on Form 10-Q filed on November 16, 2020. Such investments were purchased or committed net of an average fee or original issue discount of 3.04% of par and have a weighted average coupon of LIBOR + 5.78%. As of November 19, 2020, 91% of the investments at fair value had a base rate floor above zero, and the weighted average rate floor of such investments was 0.9%. There can be no assurance that any investments committed to by the Financing Provider will close on the terms of such commitments or at all or that such investments will be acquired by the Fund under the Facility Agreement.

Investments	Investment Type	Reference Rate and Spread(2)	Maturity Date	Par/Principal Amount (in thousands)	Cost (in thousands)		Fair Value (in thousands)
Commercial Services
Investment A	First Lien Debt (1)	L + 6.25% (incl. 2.00% PIK)	12/18/2027	$18,696	$	N/A	$	N/A
Investment A	Revolver (1)	L + 6.25%	12/18/2027	1,304		N/A		N/A
Environmental & Facilities Services
Investment B	First Lien Debt	L + 6.00%	11/3/2027	20,000		19,400		19,550
Internet & Direct Marketing Retail
Investment C	First Lien Debt	L + 6.25%	11/2/2025	20,000		19,450		19,450
Investment D	First Lien Debt (1)	L + 6.00%	12/31/2026	46,154		N/A		N/A
Investment D	Revolver (1)	L + 6.00%	12/31/2026	3,846		N/A		N/A
IT Services
Investment E	First Lien Debt	L + 5.00%	10/31/2027	30,000		28,800		28,922
Research & Consulting Services
Investment F	First Lien Debt (1)	L + 6.50% (incl. 0.50% PIK)	5/11/2027	1,299		N/A		N/A
Investment F	First Lien Debt (1)	L + 6.00%	5/11/2027	8,812		N/A		N/A
Investment F	Delayed Draw(1)	L + 6.00%	5/11/2027	9,740		N/A		N/A
Trading Companies and Distributors
Investment G	First Lien Debt	L + 5.75%	11/17/2025	30,000		28,800		28,688
Investment G	Delayed Draw(1)	L + 5.75%	5/17/2021	8,108		N/A		N/A
Transportation Infrastructure
Investment H	First Lien Debt	L + 4.75%	12/30/2027	12,211		12,089		12,303
Investment H	Delayed Draw(1)	L + 4.75%	5/2/2022	2,189		N/A		N/A

Totals				$212,359		$108,539		$108,912

(1)	Indicates a committed but unfunded investment. Certain terms of these investments are not finalized at the time of the commitment and may change prior to the date of funding.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to LIBOR (“L”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE PRIVATE CREDIT FUND

Date: November 23, 2020	By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Chief Compliance Officer, Chief Legal Officer and Secretary